Q1 FY 2024 Supplemental Slides

2Q1 FY24 Supplemental Slides January 8, 2024 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain segments, product margins within our Emerging Businesses Group, share repurchases, legal proceedings, construction activity, international trade, the impact of the Russian invasion of Ukraine, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, the timeline for execution of our growth plan and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2023, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of the Russian invasion of Ukraine on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG or environmental justice initiatives; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; our ability to successfully execute leadership transitions; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Forward-Looking Statements

3Q1 FY24 Supplemental Slides January 8, 2024 Leading positions in core products and geographies Focused strategy that leverages capabilities, competitive strengths, and market knowledge Strong balance sheet and cash generation provide flexibility to execute on strategy Vertical structure optimizes returns through the entire value chain Disciplined capital allocation focused on maximizing returns for our shareholders Increasing Shareholder Value With a Winning Formula

Key Takeaways From Today's Call

- ***Strong first quarter financial results***
  - While down from recent levels, Q1 Core EBITDA still among the best in CMC history
  - Strong cash flow from operating activities and free cash flow
- ***Realigned segment reporting to enhance visibility into value drivers, growth plan, and strategic execution***
- ***Healthy demand levels in North America; steel product margins should inflect in the coming months***
- ***Conditions in Europe remain challenging, but green shoots provide encouragement***
- ***Positive North America long-term fundamentals are intact, supported by infrastructure spending programs and outlook for large-scale industrial projects***
- ***Solid financial position***
  - Balance sheet strength and cash flow profile continue to provide capital allocation flexibility

$176 million	$1.49	$325 million
Q1 Net Earnings	Q1 Diluted EPS	Q1 Core EBITDA[1]
$193 million	$1.63	14.9%
Q1 Adjusted Earnings[1]	Q1 Adjusted EPS[1,2]	Q1 Annualized ROIC[1]

[1] Core EBITDA , annualized return on invested capital, adjusted earnings, and adjusted EPS are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.
[2] Adjusted EPS is on a per diluted share basis

Q1 FY24 Supplemental Slides
January 8, 2024
4

Realignment of Reportable Segments

	North America Steel Group	EBG businesses carved out of former North America segment	Emerging Businesses Group (EBG)	EBG businesses carved out of former Europe segment	Europe Steel Group
Line of Business Description	**Steel vertical value chain** • Metals recycling • Steel mills • Rebar fabrication • Fence post fabrication • Post-tension cable	Tensar Geogrids GEOPIER CMC Construction Services™ CMC Impact Metals™ CMC Anchoring Systems Performance Reinforcing Steel	**Engineered solutions and custom services** • Soil stabilization • Construction and contractor services • High-performance heat treating • Reinforcement anchoring systems • High-performance reinforcement solutions	Tensar Geogrids	**Steel vertical value chain** • Metals recycling • Steel mill • Rebar fabrication • Wire mesh fabrication
Strategic Focus	• Operational and commercial optimization • Margin enhancement and reduced volatility • Product and process innovation • Growth through bolt-ons		• Organic and acquisitive growth • Commercial synergies with steel groups • Addition of solutions capabilities and buildout of adjacencies		• Operational and commercial optimization • Margin enhancement and reduced volatility • Product and process innovation • Growth through bolt-ons
FY '23 Recast ($ mil)					
Net Sales	$6,704		$722		$1,329
Adj EBITDA	1,328		139		48
Adj EBITDA Mgn	19.8%		19.3%		3.6%

CMC
Q1 FY24 Supplemental Slides
January 8, 2024
5

6 Cash Flow Margin Profile Growth Outlook Emerging Businesses Group Characteristics Q1 FY24 Supplemental Slides January 8, 2024% • Higher organic growth rate − Relatively low penetration of proprietary solutions and targeted applications − Potential for portfolio synergies • Broad geographical commercial coverage • Strong potential for growth through acquisitions • Commercial tie-ins with steel groups • Less market and product maturity Business profile relative to more mature steel markets • Higher, more defensible margins through-the- cycle • Greater intellectual property value and unique customer value propositions • Potential to further enhance margins through mix − Continued adoption of higher margin proprietary solutions − Margin accretive acquisitions • Lower capital intensity − Organic growth through product innovation and portfolio synergies • Higher rate of free cash flow conversion • Lower working capital requirements and less margin volatility • Higher free cash flow yield

7 Description Business Drivers Tensar Geogrid and Geopiers • Geogrids provide soil stabilization for road, foundation, and other construction applications • Geopiers are custom engineered solutions for building foundations in almost all soil types • Commercial access to over 80 countries • Increased market penetration (currently below 10% of estimated addressable market) • Infrastructure investment • Access roads to renewable energy generation sites • General construction spending trends CMC Construction Services • Retail operations servicing concrete contractors • Provides one of the largest concrete product inventories in the U.S. • 24 locations, mainly focused in Texas • Construction activity in the South-Central U.S., particularly Texas • Population growth in Texas CMC Impact Metals • Leader in the production of heat-treated performance steel products • Two production locations • Truck and trailer fleet expansion • Defense spending • Construction spending CMC Anchoring Systems • Leading provider of anchoring solutions for the electrical transmission market • Four locations with commercial access to entire continental U.S. • Investments in electrical transmission and distribution • Growth of renewable energy generation requiring connection to U.S. electrical grids • Market share growth of steel monopoles within the transmission market Performance Reinforcing Steel • Proprietary reinforcing steel products used in critical applications • Engineered for enhanced properties including corrosion resistance, high-strength, and/or extreme temperature resistance • Coastal bridge and highway construction • Port construction and repairs • LNG investments Emerging Businesses Group – In Focus >85% of FY 2023 EBG Sales Derived from North America 23% 22% 27% 28% 25% 23% 26% 26% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% Q1 Q2 Q3 Q4 Emerging Businesses Group North America Steel Group Seasonality – % of Annual Total by Quarter Emerging Businesses seasonality by net sales North America Steel seasonality by finished steel volumes  Activity levels at Emerging Businesses Group have tended to have greater seasonal volatility relative to the North America Steel Group Q1 FY24 Supplemental Slides January 8, 2024

Structural Trends Expected to Support North America Construction

Significant structural investment is expected to power domestic construction and rebar consumption over a multi-year period. In addition to direct investments, the indirect impact should also be meaningful as many large-scale projects will require local investments in infrastructure, non-residential structures, and residential dwellings.

INFRASTRUCTURE INVESTMENT		RESHORING AND SUPPLY CHAIN REALIGNMENT		ENERGY TRANSITION AND LNG INVESTMENTS	
Dodge Analytics Infrastructure Pre-Design & Design Projects[1]	FY 2024 State DOT Highway Budgets[2]	Semiconductor & Supporting Investments[3]	Electric Vehicle and Battery Plants[4]	Clean Energy Generation Investments[5]	Manufacturing Facilities for Clean Energy[5]
+1,100% Y/Y (trailing 3-mo)	+13% vs. prior year	69 projects $315 billion	124 projects >$150 billion	~$241 billion announced since August 2022	~$34 billion announced since August 2022

Government Support for Investment

Infrastructure Investment	Reshoring and Supply Chain Realignment		Energy Transition and LNG Investments
$550 billion from IIJA	**$52** billion CHIPS Act	**$12** billion DOE loans; Funding from IRA	**$250** billion Inflation Reduction Act

Estimated Potential Impact on Rebar Demand[6]

(at full run-rate relative to current annual domestic demand ~9 million tons)

Infrastructure Investment	Reshoring and Supply Chain Realignment	Energy Transition and LNG Investments
+15% to 17%	+3% to 5%	+2% to 4%

[1] Data for September to November 2023 vs. September to November 2022
[2] Data from American Road and Transportation Builders' Associations
[3] Data from Semiconductor Industry Association
[4] Data from Environmental Defense Fund
[5] Data from American Clean Power Association
[6] Company estimates

CMC

Q1 FY24 Supplemental Slides
January 8, 2024
8

Europe Market Environment Remained Challenging

Conditions during the first quarter continued to be difficult, but several green shoots have emerged that could bolster activity in the quarters ahead.

Recent Market Developments

Demand

▼ Manufacturing
Germany and Poland PMIs below 50 for 17 consecutive months[1]

▲ Residential Construction
Housing permits granted up 11% y/y[2]

▼ Total Construction
Polish cement production down 7% y/y[2]

Supply

▲ Long Product Production
Polish long steel production down ~17% y/y[2]

▲ Long Product Imports
EU and Polish imports down y/y[3]

Costs

▲ Energy Costs
Natural gas purchase contracts repriced on Oct 1, 2023; reduces cost per ton by $15 to $20

▲ Energy Rebates
Recognized $66.3M in rebates as reimbursement for high energy related costs incurred

▲ Cost Position
CMC remains one of the lowest cost long products producers in Europe

Macroeconomic Backdrop

▲ Interest Rates
Central bank has reduced rates by 100bps since early Sep 2023 to stimulate growth

▼ Inflation
Inflation is down from its 2023 peak y/y change of 18.4%, but remains high at 6.5%

▲ GDP Growth Outlook
Polish economy is expected to grow by 3.1% in 2024 per S&P

Emerging green shoots:
- *Mortgage subsidy program for first-time homebuyers has gained traction; mortgage origination has rebounded sharply*
- *Expected release of €60 billion to Poland from the EU Recovery and Resilience fund*

[1] Data from S&P Global manufacturing PMI report
[2] Data from Statistics Poland for September and October 2023 vs. September and October 2022
[3] Data from Eurofer and Statistics Poland

Q1 FY24 Supplemental Slides
January 8, 2024
9

10 • North America Steel Group shipments expected to decline sequentially on typical seasonality; steel product margins to experience further compression − Beyond the second quarter, recent price announcements should support an inflection in steel product margins • Conditions for Europe Steel Group expected to remain challenging, but adjusted EBITDA excluding energy rebates should improve from the levels of Q4 and Q1 • Financial results for Emerging Businesses Group anticipated to be seasonally lower • Spring and summer construction activity expected to be robust in North America, which should benefit financial results for both the North America Steel Group and the Emerging Businesses Group during the second half of fiscal 2024 • Demand conditions in North America remained supportive − Finished steel shipments increased 1% y/y, while rebar shipments (mill direct rebar and downstream) improved 3% from a year ago • North America Steel Group steel product margin declined $146 per ton from the prior year period • Downstream product margins over scrap1 remained near record levels with the positive impact modestly offset by lower y/y downstream shipment volumes • North America Steel Group controllable costs per ton of finished steel were largely unchanged from the prior year period − Adjusted EBITDA in first quarter of fiscal 2024 included $11.6 million related to Arizona 2 commissioning costs compared to $5.6 million during the first quarter of fiscal 2023 • Recognition of $66.3 million in energy cost rebates more than offset the impact of difficult market conditions at Europe Steel Group − Margins over scrap cost declined $158 per ton on a y/y basis − Shipments decreased by 27% from the prior year period • Emerging Businesses Group grew net sales 3.9% y/y, driven by the acquisition of CMC Anchoring Systems − Generally positive demand conditions in North America; activity was slowed somewhat by weather delays in the Central U.S. • EBG adjusted EBITDA margin declined 100 basis points y/y − Positive impacts from improved adoption rates of high margin proprietary products and addition of CMC Anchoring Systems offset by weather delays in the Central U.S. and lower construction activity in Europe Pe rf or m an ce D riv er s O ut lo ok Q1 Operational Update [1] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter Q1 FY24 Supplemental Slides January 8, 2024

11 425 325 (83) (22) (1) 9 (3) 0 50 100 150 200 250 300 350 400 450 Q1 2023 NA Steel Group EBITDA Europe Steel Group EBITDA Emerging Businesses Group EBITDA Corp & Eliminations Other Non- Op Items Q1 2024 Q1 Consolidated Operating Results Q1 ’23 Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 External Finished Steel Tons Shipped1 1,559 1,411 1,599 1,533 1,442 Core EBITDA2 $424,985 $302,788 $391,718 $340,029 $325,289 Core EBITDA per Ton of Finished Steel Shipped2 $273 $215 $245 $222 $226 Core EBITDA Margin2 19.1% 15.0% 16.7% 15.4% 16.2% Adjusted Earnings2 $266,192 $171,319 $239,729 $199,859 $192,667 Performance Summary Units in 000’s except per ton amounts • Costs related to commissioning activities at Arizona 2 micro mill − $20.8 million impact to pre-tax income − $11.6 million impact to core EBITDA Non-Operating Adjustments Figures are pre-tax for Q1 2024 [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, Core EBITDA margin, Core EBITDA per ton of finished steel shipped, and adjusted earnings are non-GAAP measures. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Core EBITDA Bridge – Q1 2023 to Q1 2024 $ Millions Q1 FY24 Supplemental Slides January 8, 2024

12 322 281 314 294 243 1,012 1,096 1,106 1,044 1,048 695 639 595 594 549 0 50 100 150 200 250 300 350 0 200 400 600 800 1,000 1,200 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1' 24 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap 322 243 4 (53) (26) (5) 200 225 250 275 300 325 350 Q1 '23 Adj EBITDA per Ton Raw Materials Steel Products Downstream Controllable Cost & Other Q1 '24 Adj EBITDA per Ton Key Performance Drivers Q1 2024 vs Q1 2023 Q1 North America Steel Group Q1 ‘23 Q2 ‘23 Q3 ’23 Q4 ’23 Q1 ’24 External Finished Steel Tons Shipped[1] 1,086 975 1,170 1,144 1,099 Adjusted EBITDA $349,787 $274,240 $367,561 $336,843 $266,820 Adjusted EBITDA per Ton of Finished Steel Shipped $322 $281 $314 $294 $243 Adjusted EBITDA Margin 21.0% 18.2% 20.2% 19.6% 16.8% Performance Summary Units in 000’s except per ton amounts • Decline in steel product margins over scrap − Down approximately $146 per ton y/y • Downstream product margins over scrap cost remained near record levels − Full value chain profitability on sales of downstream products above long-term average • Commissioning costs related to the operational start-up of Arizona 2 increased approximately $6 million compared to the prior year period • Increased volumes of steel products supported results (up 6.8% y/y) • Controllable cost impact was neutral compared to the prior year (includes Arizona 2 commissioning costs) [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized North America Steel Group – Key Margins $ / ton SP a nd D P M ar gi n O ve r S cr ap Adjusted EBITDA per ton Adjusted EBITDA Per Ton Bridge – Q1 2023 to Q1 2024 $ / ton of external finished steel shipped [2] [3] [2] Impact of Volume and Margin Over Scrap Cost Q1 FY24 Supplemental Slides January 8, 2024

13 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 426 367 326 284 268 129 26 14 (77) 114 (100) 0 100 200 300 400 500 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1' 24 Steel Products Margin Over Scrap Adjusted EBITDA per Ton Key Performance Drivers Q1 2024 vs Q1 2023 Q1 Europe Steel Group Q1 ’23 Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 External Finished Steel Tons Shipped1 473 436 429 389 343 Adjusted EBITDA $61,248 $11,469 $5,837 ($30,081) $38,942 Adjusted EBITDA per Ton of Finished Steel Shipped $129 $26 $14 ($77) $114 Adjusted EBITDA Margin 15.8% 3.4% 1.8% (11.0%) 17.3% Performance Summary Units in 000’s except per ton amounts • Recognized approximately $66.3 million in energy cost rebates during Q1, up from $9.5 million during the prior year period • Margins over scrap declined from the prior year period − Down $158 per ton y/y • Shipment volumes declined 27% from the prior year period Europe Steel Group – Key Margins $ / ton Poland Monthly New Mortgage Originations3 PLN in thousands 2 Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Source: National Bank of Poland M ar gi n O ve r S cr ap a nd A dj us te d EB IT DA Q1 FY24 Supplemental Slides January 8, 2024

14 Key Performance Drivers Q1 2024 vs Q1 2023 Q1 Emerging Businesses Group Q1 ’23 Q2 ’23 Q3 ’23 Q4 ’23 Q1 ’24 Net sales from external customers $170,534 $153,598 $189,055 $208,559 $177,239 Adjusted EBITDA $31,427 $26,551 $38,395 $42,612 $30,862 Adjusted EBITDA Margin 18.4% 17.3% 20.3% 20.4% 17.4% Performance Summary Units in 000’s except margins • Addition of CMC Anchoring Systems contributed positively to adjusted EBITDA and drove y/y improvement in net sales • Adjusted EBITDA margins benefited from further adoption of proprietary InterAx geogrid and addition of anchoring systems − Offset by weather impacts at CMC Construction Services and slower geogrid sales in Europe and Middle East Contribution to Net Sales Change – Q1 2023 to Q1 2024 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Q1 FY24 Supplemental Slides January 8, 2024 171 177 (1%) (3%) 1% 0% 7% 100 110 120 130 140 150 160 170 180 190 Q1 2023 Geogrids & Geopiers Construction Services Impact Metals Performance Reinforcing Steels Anchoring Systems Q1 2024 Q ua rt er ly n et s al es in $ m ill io n; ne t s al es c ha ng es in p er ce nt ag es Net sales up 3.9% Directional Change in Underlying Margin Performance

15 2 31 Disciplined Capital Allocation Strategy CMC Capital Allocation Priorities: $350 million share repurchase program ($58 million remaining1) Quarterly dividend of $0.16 per share (last increased 14% in Q4 2022) Shareholder Cash Distribution Programs in Place Value-Generating Growth Shareholder Distributions Debt Management CMC will prudently allocate capital while maintaining a strong and flexible balance sheet Q1 FY24 Supplemental Slides January 8, 2024 • Cash flow from earnings • Working capital release 2024 Sources and Potential Sources of Cash • Sustaining capital expenditures • Growth − Completion of Arizona 2 − Construction of CMC Steel West Virginia − Opportunistic M&A • Cash distributions to shareholders − Share repurchases − Cash dividends 2024 Uses and Potential Uses of Cash [1] As of November 30, 2023

16 $803 $5 $37 $2 $141 $155 $279 $380 $1,270 $911 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 LTM Q1 '24 Cash Generation Profile Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders1 (in millions) CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation FY 2024 capital expenditures expected in a range of $550 million to $600 million Source: Public filings, Internal data [1] Adjusted EBITDA less Sustaining Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Gain on California land sale Q1 FY24 Supplemental Slides January 8, 2024

17 $300 $300 $300 $145 $600 2024 2025 2026 2027 2028 2029 2030 2031 2032 2047 $72 $149 $599 $705 Balance Sheet Strength [1] 2047 tax-exempt bonds were priced to yield 3.5%; coupon rate is 4.0% Revolver Poland Credit Facilities (US$ in millions) Revolving Credit Facility 4.125% Notes Cash and Cash Equivalents 3.875% Notes Debt maturity profile provides strategic flexibility Debt Maturity Profile Q1 FY’24 Liquidity (US$ in millions) 4.375% Notes 4.0% Bond1 Poland Accounts Receivable Facility Q1 FY24 Supplemental Slides January 8, 2024

18 45% 46% 42% 37% 33% 32% 24% 18% 21% 22% 20% 17% 18% 14% 24% 17% 15% 15% 13% 11% 8% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 3. 8x 3. 9x 3. 2x 2. 5x 1. 9x 1. 6x 1. 2x 0. 9x 1. 1x 1. 2x 1. 0x 0. 8x 0. 7x 0. 5x 0. 7x 0. 5x 0. 4x 0. 5x 0. 5x 0. 4x 0. 3x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12-month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and stockholders’ equity. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Leverage Profile Financial strength gives us the flexibility to fund our announced projects, pursue opportunistic M&A, and distribute cash to shareholders Net Debt1,2 / EBITDA3 Net Debt-to-Capitalization4 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Transformational rebar asset acquisition Tensar acquisition Construction of Arizona 2 Q1 FY24 Supplemental Slides January 8, 2024

REBAR ZERO™ WIRE ZERO™ MERCHANT ZERO™ POST ZERO™

Clear Sustainability Leader

CMC plays a key role in the circular steel economy, turning society's metallic waste into the steel that forms the backbone of modern life

Scopes 1&2 Greenhouse Gas Emissions (GHG) Intensity


tCO2e per MT of steel
2.2
1.8
1.0
0.42
Integrated Average
Global Average
U.S. Average
CMC

Progress on 2030 Goals (2019 baseline[1])


Reduce our combined Scope 1 and 2 GHG emissions intensity by 20%
59% Of goal
Increase our renewable energy usage by 12%
83% Of goal
Reduce our energy consumption intensity by 5%
88% Of goal
Reduce our water withdrawal intensity by 8%
0% Of goal

Scopes 1-3 GHG Emissions Intensity


tCO2e per MT of steel
1.91
0.68
Global Industry
CMC

Energy Intensity


GJ per MT of steel
20.99
3.84
Global Industry
CMC

Water Withdrawal Intensity


Cubic meter per MT of steel
28.60
1.18
Global Industry
CMC

Virgin Materials Used in Steelmaking


% of steel content
69%
2%
Global Industry
CMC

ONE CMC
ACCOUNTABILITY FOR OUR ACTIONS

RESPECT FOR OUR ENVIRONMENT

ACTING WITH INTEGRITY

[1] Represents progress on environmental goals as of fiscal year 2023, compared to fiscal year 2019
Note: GHG emissions statistics for CMC include only steel mill operations, which represents over 95% of CMC's emissions footprint
Sources: CMC 2023 Sustainability Report; virgin material content for industry based on data from Bureau of International Recycling; all other industry data sourced from the World Steel Association

CMC Q1 FY24 Supplemental Slides | January 8, 2024 19

© CMC Appendix: Non-GAAP Financial Reconciliations

21 Adjusted EBITDA and Core EBITDA – Last 5 Quarters [1] See page 26 for definitions of non-GAAP measures [2] Net of depreciation Q1 FY24 Supplemental Slides January 8, 2024

22 Adjusted Earnings [1] See page 26 for definitions of non-GAAP measures Q1 FY24 Supplemental Slides January 8, 2024

23 Annualized Return on Invested Capital [1] Federal statutory rate of 21% plus approximate impact of state level income tax [2] See page 26 for definitions of non-GAAP measures Q1 FY24 Supplemental Slides January 8, 2024 2

24 [1] See page 26 for definitions of non-GAAP measures Adjusted EBITDA Less Sustaining Capital Expenditures and Disbursements to Stakeholders Q1 FY24 Supplemental Slides January 8, 2024

25 Net Debt to Adjusted EBITDA and Net Debt to Capitalization [1] See page 26 for definitions of non-GAAP measures Q1 FY24 Supplemental Slides January 8, 2024

26 Definitions for non-GAAP financial measures ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings before settlement for New Market Tax Credit transactions, asset impairments, mill operational commissioning costs, including the estimated income tax effects thereof. Adjusted earnings should not be considered as an alternative to net earnings or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, and amortization of acquired unfavorable contract backlog. Core EBITDA also excludes debt extinguishment costs, settlement for New Market Tax Credit transactions, non-cash equity compensation, certain gains on sale of assets, certain facility closure costs, acquisition settlement costs, labor cost government refunds, acquisition and integration related costs, mill operational commissioning costs, CMC Steel Oklahoma incentives, severance, and purchase accounting effect on inventory. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings before interest expense, income taxes, depreciation and amortization expense, asset impairments, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA should not be considered as an alternative to net earnings, or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS SUSTAINING CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less sustaining capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less depreciation and amortization (used as a proxy for sustaining capital expenditures) less interest expense, less cash income taxes less dividend payments plus stock-based compensation. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. FREE CASH FLOW Free cash flow is defined as cash from operations less capital expenditures. Q1 FY24 Supplemental Slides January 8, 2024

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